UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported event): May 3, 2006
FLUOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-16129 (Commission File Number)	33-0927079 (IRS Employer Identification Number)

6700 Las Colinas Blvd. Irving, Texas (Address of principal executive offices)		75039 (Zip Code)
(469) 398-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 5.03(a). Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX OF EXHIBITS
EXHIBIT 3.2
EXHIBIT 99.1

Item 2.02. Results of Operations and Financial Condition.
     On May 8, 2006, Fluor Corporation announced its financial results for the quarter ended March 31, 2006. A copy of the press release (the “Earnings Release”) making this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section. Furthermore, this Current Report on Form 8-K, including the exhibit, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934.
     Fluor Corporation includes backlog and new awards data in the Earnings Release. Backlog is a measure of the total dollar value of work to be performed on contracts awarded and in progress. Although backlog reflects business that is considered to be firm, cancellations or scope adjustments may occur. Backlog is adjusted to reflect any known project cancellations, deferrals and revised project scope and costs, both upward and downward. New awards is a measure of the total dollar value of work to be performed on contracts awarded in the period. Backlog and new awards measures are regularly reported in the construction industry.
Item 5.03(a). Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     The Board of Directors of Fluor Corporation unanimously approved an amendment to Section 1.02 of Article I of the Amended and Restated Bylaws of Fluor Corporation. The amendment, which became effective as of May 3, 2006, changes the company’s principal office to 6700 Las Colinas Boulevard, Irving, Texas 75039. The text of Section 1.02 of Article I of the Amended and Restated Bylaws of Fluor Corporation, as amended, is attached hereto as Exhibit 3.2 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit
Number	Description
3.2	Text of Amended Section 1.02 of Article I of the Amended and Restated Bylaws of Fluor Corporation, effective as of May 3, 2006.
99.1	Press Release Issued by Fluor Corporation on May 8, 2006 announcing its financial results for the quarter ended March 31, 2006.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fluor Corporation
May 8, 2006	By:	/s/ Lawrence N. Fisher
Lawrence N. Fisher
Chief Legal Officer and Secretary

FLUOR CORPORATION
INDEX OF EXHIBITS

Exhibit
Number	Description
3.2	Text of Amended Section 1.02 of Article I of the Amended and Restated Bylaws of Fluor Corporation, effective as of May 3, 2006.
99.1	Press Release Issued by Fluor Corporation on May 8, 2006 announcing its financial results for the quarter ended March 31, 2006.